U.S. SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                         FORM 8-K\A 1

                        CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


                 Date of Report: July 3, 1997

                     DETOUR MAGAZINE, INC.
            f/k/a ICHI-BON INVESTMENT CORPORATION
     (Exact name of registrant as specified in its charter)


                           COLORADO
         (State or other jurisdiction of incorporation)


     0-25388                                    84-1156459
(Commission File No.)                         (IRS Employer
                                            Identification No.)

201 N. Service Road
Melville, N.Y.                                          11747
(Address of principal executive offices)            (Zip code)


Registrant's telephone number, including area code: (516) 423-9300

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Item 7(a) and 7(b). Financial Statements and Pro Forma Financial
Statements

     The unaudited financial statements of Detour, Inc. for the three month periods ended March 31, 1997 and 1996 are attached hereto.

Item 7(c).  Exhibits.

     Number          Exhibit

     27.0            Financial Data Schedule

                                                                2

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DETOUR MAGAZINE, INC.



                                   By:  s/James Turner
                                      ---------------------------
                                      James Turner,
                                      President

Dated:  July 3, 1997

                           DETOUR, INC.
                         DETOUR MAGAZINE

                          BALANCE SHEET

                           (Unaudited)

                      March 31, 1997 and 1996

                              ASSETS

CURRENT ASSETS                                1997          1996
                                           ---------    ---------

  Accounts receivable                        449,543      266,761
  Loan receivable - officer                   61,059        9,923
  Prepaid expenses and other current assets   30,748       60,470
                                           ---------    ---------
    Total Current Assets                     541,350      337,154
                                           ---------    ---------
PROPERTY AND
  EQUIPMENT, Net                             140,201      155,195
                                           ---------    ---------
OTHER ASSETS
  Security Deposits                           19,520       19,335
                                           ---------    ---------
    Total Other Assets                        19,520       19,335
                                           ---------    ---------
    TOTAL ASSETS                             701,071      511,684
                                           =========    =========

                       LIABILITIES AND EQUITY

CURRENT LIABILITIES
  Cash overdrafts                              1,790       20,460
  Accounts payable and accrued expenses      723,590      493,041
  Unexpired subscriptions                     25,664       15,720
  Note payable                               190,000      300,000
  Due to stockholder                          45,490            0
  Note payable to stockholders               932,313    1,141,123
  Interest payable stockholders              115,766       87,969
                                           ---------    ---------
    Total Current Liabilities              2,034,613    2,058,313

EQUITY
  Common stock                                 9,366        8,445
  Additional paid-in capital                 855,161      155,875
  Accumulated deficit                     (2,198,069)  (1,710,949)
                                           ---------    ---------
    TOTAL EQUITY                          (1,333,542)  (1,546,629)
                                           ---------    ---------
    TOTAL LIABILITIES
     AND EQUITY                              701,071      511,684
                                           =========    =========
                                                                4

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                           DETOUR INC.
                         DETOUR MAGAZINE

                     STATEMENT OF CASH FLOW
                           (Unaudited)

       For the Three Months ended March 31 1997 and 1996

                                               1997       1996
                                             -------     -------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                           14,582    (324,126)
                                             -------     -------
    Depreciation                               8,684       8,273
    Bad debt expense                               0           0
    Decrease (increase) in
      accounts receivable                   (275,464)      1,136
    Decrease (increase) in
      prepaid expenses and other
      current assets                           6,030      16,502
    Increase in accounts payable
      and accrued expenses                   222,839      79,046
    Increase in interest payable,
      stockholder                             36,519      27,290
                                             -------     -------
    TOTAL ADJUSTMENTS                         (1,392)    132,247
                                             -------     -------
    NET CASH USED IN OPERATING ACTIVITIES     13,190    (191,879)
                                             -------     -------

CASH FLOWS USED IN INVESTING ACTIVITIES
  Purchase of fixed assets                         0      (4,784)
  Loan to officer                             (8,818)     (9,923)
                                             -------     -------
    NET CASH USED IN INVESTING ACTIVITIES     (8,818)    (14,707)
                                             -------     -------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from stockholder                   16,900           0
  Net proceeds of loan payable stockholder         0     208,810
                                             -------     -------
    NET CASH PROVIDED BY FINANCING
    ACTIVITIES                                16,900     208,810
                                             -------     -------

    NET DECREASE IN CASH                      21,272       2,224

    CASH -  beginning                        (23,062)    (22,684)
                                             -------     -------

    CASH (OVERDRAFT) - ending                (1,790)    (20,460)
                                             =======     =======

                           DETOUR INC.
                         DETOUR MAGAZINE

                        INCOME STATEMENT

                           (Unaudited)

         For the Three Months ended March 31 1997 and 1996




                                                1997      1996
                                             ---------   -------

SALES                                        1,108,191   476,847

COST OF SALES                                  536,748   440,904
                                             ---------   -------

  GROSS LOSS                                   571,443    35,943

SELLING GENERAL AND
 ADMINISTRATIVE EXPENSES                       520,342   329,928
                                             ---------   -------

  OPERATING LOSS                                51,101  (293,985)

  Interest expense                             (36,519)  (30,141)
                                             ---------   -------

  NET INCOME                                    14,582  (324,126)
                                             =========   =======

                           DETOUR INC.
                         DETOUR MAGAZINE

                     SCHEDULE OF COST OF SALES

                            (Unaudited)

          For the Three Months ended March 31 1997 and 1996

                                               1997       1996
                                             -------     -------

Paper printing and binding                   381,846     297,115
Production salaries                           67,540      62,100
Fashion/photo                                 63,775      62,388
Editorial                                     23,234      19,301
Art                                              353           0
Miscellaneous                                      0           0
                                             -------     -------

     TOTAL COST OF SALES                     536,748     440,904
                                             =======     =======

                           DETOUR INC.
                         DETOUR MAGAZINE

       SCHEDULE OF SELLING GENERAL AND ADMINISTRATIVE EXPENSES

                           (Unaudited)

          For the Three Months ended March 31 1997 and 1996




                                               1997        1996
                                             -------     -------

Salaries - officers                           30,000      30,000
Salaries - other                              77,156      49,355
Payroll taxes                                 19,167      16,660
Travel                                        26,608      27,356
Entertainment                                  9,914       7,919
Auto leases and expenses                       7,853       7,644
Bank charges                                     920       1,716
Bad debt expenses                             (5,000)          0
Contributions                                    250           0
Commissions                                  115,998         628
Computer supplies                              1,557       5,077
Delivery                                      18,719      10,175
Depreciation                                   8,684       8,273
Dues and subscriptions                         2,947       3,277
Equipment rental                               2,555         547
Insurance                                     15,901      20,129
Miscellaneous                                  3,752       1,851
Office                                        12,957      16,805
Postage                                       11,738      11,508
Professional fees                             76,217      46,070
Subscription processing                        4,427       5,853
Promotion                                     17,279         605
Rent                                          29,619      35,657
Telephone                                     25,232      20,796
Utilities                                      5,892       2,027
                                             -------     -------

  TOTAL SELLING GENERAL AND
   ADMINISTRATIVE EXPENSES                   520,342     329,928
                                             =======     =======

                           DETOUR, INC.
                         DETOUR MAGAZINE

              NOTES TO UNAUDITED FINANCIAL STATEMENTS


NOTE 1 -

     In the opinion of management, the balance sheets at March 31, 1997 and 1996, the statements of operations and the statements of cash flows for the three months ended March 31, 1997 and 1996 have been prepared by management without audit. In the opinion of management, all necessary adjustments (which include only normal recurring adjustments) have been made in order to present fairly the financial position at March 31, 1997 and 1996 and for the three months ended March 31, 1997 and 1996. The results of operations for the three months ended March 31, 1997 and 1996 are not necessarily an indication of the operating results for the entire year.

NOTE 2 - SUBSEQUENT EVENT:

     On June 6, 1997, the Company consummated a reverse merger with Ichi-Bon Investment Corporation ("IBI"), a Colorado public reporting company, wherein it exchanged all of its issued and outstanding stock for 4,500,000 "restricted" common shares of IBI. The Company did not survive this transaction, and IBI, as the surviving company, changed its name to "Detour Magazine, Inc." The 4,500,000 shares of IBI's stock issued to the shareholders of the Company in exchange for their shares represented approximately 90% of IBI's then outstanding common stock. The officers and directors of IBI resigned and new management was appointed consisting of former management of the Company.

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                     DETOUR MAGAZINE, INC.
                ------------------------------

                 EXHIBIT 27.0 TO FORM 8-K\A 1
                ------------------------------

                   FINANCIAL DATA SCHEDULE

                ------------------------------

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